EXHIBIT 10.2
Execution Version
AMENDMENT NO. 1 TO CREDIT AGREEMENT
AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) dated as of August 29, 2016 to the Term Loan Credit Agreement dated as of April 15, 2014 (as amended, amended and restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”) among Performance Sports Group Ltd. (f/k/a Bauer Performance Sports Ltd.), the other Credit Parties (as defined therein) from time to time party thereto, and Bank of America, N.A. as administrative agent and collateral agent (in such capacities, together with its successors and assigns in such capacities, the “Administrative Agent”) for the lenders from time to time party thereto.
W I T N E S S E T H :
WHEREAS, the Credit Parties, the Administrative Agent and the lenders identified on the signature pages hereto (the “Consenting Lenders”) desire to amend the Credit Agreement as set forth herein;
NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties signatory hereto agree as follows:
SECTION 1.  Defined Terms; References.  This Amendment is a Credit Document.  This Amendment and the Credit Agreement shall be construed collectively and in the event that any term, provision or condition of any of such documents is inconsistent with or contradictory to any term, provision or condition of any other such document, the terms, provisions and conditions of this Amendment shall supersede and control the terms, provisions and conditions of the Credit Agreement.  Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.  Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement, and each reference to “the Credit Agreement”, “thereunder”, “therein” and “thereof” and each other similar reference contained in the other Credit Documents, shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.
SECTION 2.  Amendments.  Subject to the satisfaction of the conditions precedent set forth in Section 5 below:
(a)	Definition of “Applicable Margin”. The LIBO Rate column and Base Rate column of the pricing grid included in the definition of “Applicable Margin” set forth in Section 1.01 of the Credit Agreement shall be deleted in their entirety and replaced with the following:
LIBO Rate	Base Rate
4.00% plus 1.00% (such 1.00%, “PIK LIBO Interest”)	3.00% plus 1.00% (such 1.00%, “PIK Base Rate Interest”)
3.00%	2.00%

(b)	Definition of “Specified Period”. The following definition shall be added to Section 1.01 of the Credit Agreement:
“Specified Period” shall mean the period beginning August 29, 2016 and continuing through October 28, 2016.

(c)	Payment of interest. Section 2.08(d) of the Credit Agreement shall be amended by adding the following sentences at the end of such section:
“For purposes of this clause (d), “payable” shall mean payable in cash provided, that if any applicable interest payment shall include any PIK LIBO Interest or PIK Base Rate Interest (each as defined in the pricing grid included in the definition of “Applicable Margin”), such PIK LIBO Interest or PIK Base Rate Interest shall be paid by capitalizing such amount (and any PIK LIBO Interest or PIK Base Rate Interest so capitalized shall bear interest as provided in this Section 2.08 from such date of capitalization and shall thereafter otherwise be treated as a portion of the applicable Term Loan for all purposes hereunder).  Notwithstanding the foregoing, the Borrower may elect, by notice to the Administrative Agent no less than five (5) Business Days prior to the applicable interest payment date, to pay any accrued PIK LIBO Interest or PIK Base Rate Interest on the date such PIK LIBO Interest or PIK Base Rate Interest is due, in cash.”
(d)	Information Covenants. Section 8.01 shall be amended by inserting the words “and, during the Specified Period, to the United States counsel to the steering committee to the Lenders, in each case,” after the words “the Administrative Agent” in the first sentence thereof.
(e)	Delivery of Quarterly Financial Statements. Section 8.01(a) of the Credit Agreement shall be amended by inserting the following parenthetical immediately after the words “Within 45 days after the close of each of the first three quarterly accounting periods in each fiscal year of the Borrower” appearing therein:
“(but by October 28, 2016 solely with respect to the quarterly accounting period of the Borrower ending August 31, 2016)”
and by adding the following sentence at the end of such section:
“Notwithstanding the provisions of Section 10.01 hereof, a failure to deliver the required financial statements with respect to the quarterly accounting period of the Borrower ending August 31, 2016 by October 28, 2016 shall not be subject to any cure or grace period.”
(f)	Delivery of Annual Financial Statements. Section 8.01(b) of the Credit Agreement shall be amended by inserting the following parenthetical immediately after the words “Within 90 days after the close of each fiscal year of the Borrower” appearing therein:
“(but within 150 days solely with respect to the fiscal year of the Borrower ending May 31, 2016)”
and by adding the following sentence at the end of such section:
“Notwithstanding the provisions of Section 10.01 hereof, a failure to deliver the required financial statements within 150 days after the close of the fiscal year of the Borrower ending May 31, 2016 shall not be subject to any cure or grace period.”
(g)	Delivery of Forecasts. Section 8.01(c) of the Credit Agreement shall be amended by inserting the following parenthetical immediately after the words “No later than 90 days following the first day of each fiscal year of the Borrower” appearing therein:
“(but no later than 120 days solely with respect to the fiscal year of the Borrower beginning June 1, 2016)”

and by adding the following sentence at the end of such section:
“Notwithstanding the provisions of Section 10.01 hereof, a failure to deliver the required forecasts no later than 120 days following the first day of the fiscal year of the Borrower beginning June 1, 2016 shall not be subject to any cure or grace period.”
(h)	Information provided to holders of Indebtedness under the ABL Credit Agreement. Section 8.01(h) shall be deleted in its entirety and replaced with the following:
“(h)            Notices to Holders of Permitted Junior or ABL Credit Agreement Debt. Contemporaneously with the sending or filing thereof, the Borrower will provide to the Administrative Agent and, during the Specified Period, to the United States counsel to the steering committee to the Lenders, in each case, for distribution to each of the Lenders, any notices provided to, or received from, holders of (A) any Permitted Junior Debt or other Indebtedness, in each case of this clause (A), with a principal amount in excess of the Threshold Amount or (B) the ABL Credit Agreement (including, for the avoidance of doubt, all Borrowing Base Certificates (as such term is defined in the ABL Credit Agreement)).”
(i)	Communication with Alvarez & Marsal. The following sentence shall be added to the end of Section 8.01(j) of the Credit Agreement:
“At any time that the Credit Parties shall have engaged Alvarez & Marsal, LLC or any replacement or similar financial advisor or consultant, the Credit Parties shall provide any information and reports relating to or arising from such engagement as the Administrative Agent and the Lenders may reasonably request, and the Credit Parties shall permit (and, at the reasonable request of the Administrative Agent and the Lenders, facilitate), direct and unfettered communication between such financial advisor or consultant and the Administrative Agent and the Lenders regarding the business of and services being provided to the Credit Parties.  Notwithstanding the provisions of Section 10.01 hereof, a failure to perform this covenant shall not be subject to any cure or grace period.”
(j)	Delivery of Additional Financials and Projections. The following clause (k) shall be added to Section 8.01 of the Credit Agreement:
“(k) Notwithstanding the requirements otherwise set forth herein, (i) rolling thirteen-week cash-flow projections (including projections with respect to Availability (as defined in the ABL Credit Agreement)) (1) with an initial delivery no later than September 2, 2016, and (2) thereafter on a monthly basis, by the last Thursday of each month (or, at the reasonable request of the Administrative Agent, on a biweekly basis, by Thursday of every other week), (ii) on a weekly basis, by Thursday of each week, a comparison of the actual results of the preceding week to the projected results for such week reflected in the cash flow projections most-recently delivered pursuant to clause (i), (iii) no later than September 2, 2016, subject to year-end adjustments and the absence of footnotes, draft unaudited monthly financial statements for the months ending June 30, 2016 and July 31, 2016, and (iv) no later than September 30, 2016, (1) monthly projections for the fiscal year ending on or around May 31, 2017, and (2) subject to year-end adjustments and the absence of footnotes, draft unaudited financial statements for the fiscal quarter ending August 31, 2016, in each case, in form reasonably satisfactory to the Administrative Agent.  Notwithstanding the provisions of Section 10.01 hereof, a failure to deliver the information as required under this subsection (k) shall not be subject to any cure or grace period.”

SECTION 3.  Additional Agreements.  The parties hereto acknowledge and agree that upon the effectiveness of this Amendment:
(a)	Asset Sales. Notwithstanding anything to the contrary in Section 9.02 of the Credit Agreement, during the Specified Period, the Borrower will not and will not permit any of its Restricted Subsidiaries to, convey, sell, lease or otherwise dispose of all or any part of its property or assets, or enter into any sale leaseback transactions with any Person, pursuant to clause (ii) of Section 9.02 of the Credit Agreement, other than in the ordinary course of business;
(b)	Liens. Notwithstanding anything to the contrary in Section 9.01 of the Credit Agreement, during the Specified Period, the Borrower will not and will not permit any of its Restricted Subsidiaries to, create, incur, assume or suffer to exist (i) any Lien upon or with respect to any of its property or assets that would not constitute (or be required to become) Collateral, whether now owned or hereafter acquired or (ii) any Lien upon or with respect to any Collateral, whether now owned or hereafter acquired, ranking (A) senior or pari passu with the Lien on the Collateral securing the Indebtedness under the Credit Agreement or (B) junior to the Lien on the Collateral securing the Indebtedness under the Credit Agreement but senior or pari passu with any Lien on the Collateral securing Obligations (as defined in the ABL Credit Agreement), in the case of clause (i) or (ii) securing any Indebtedness for borrowed money incurred by the Borrower or any Restricted Subsidiary after the effectiveness of this Amendment including, for the avoidance of doubt, any Indebtedness incurred pursuant to a Revolving Commitment Increase (as defined in the ABL Credit Agreement);
(c)	Foreign Indebtedness. Notwithstanding anything to the contrary in Section 9.04 of the Credit Agreement, during the Specified Period, the Borrower will not permit any of its Restricted Subsidiaries that are not Credit Parties to, contract, create, incur, assume or suffer to exist any Indebtedness for borrowed money, other than in the ordinary course of business;
(d)	Steering Committee Expenses. The Credit Parties jointly and severally agree to pay all reasonable invoiced fees and disbursements of (i) Weil, Gotshal & Manges LLP or any other single United States counsel from time to time to the steering committee of Lenders and (ii) any single Canadian counsel from time to time to the steering committee of Lenders; and
(e)	Periodic Updates. As and when appropriate and available (but not less than weekly, commencing on September 9, 2016), and in any event subject to confidentiality and privilege considerations, the Borrower will provide the steering committee of Lenders with updates on the internal investigation by the Borrower’s Audit Committee referenced in the Borrower’s press release and Form 8-K filing dated August 15, 2016.
SECTION 4.  Representations and Warranties.  Each Credit Party hereby represents and warrants that each of the representations and warranties made by any Credit Party set forth in Article 7 of the Credit Agreement or in any other Credit Document are true and correct in all material respects (without duplication of any materiality standard set forth in any such representation or warranty) on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such date (without duplication of any materiality standard set forth in any such representation or warranty).
SECTION 5.  Conditions Precedent.  The amendments to the Credit Agreement set forth in Section 2 hereof and the additional agreements set forth in Section 3 hereof shall become effective, as of the date hereof, upon satisfaction of the following conditions precedent:

(a)    The Credit Parties shall have delivered to the Administrative Agent counterparts of this Amendment executed by the Credit Parties;
(b)    The Credit Parties shall have paid to the Administrative Agent, for the pro rata account of the Consenting Lenders, an amendment fee in an aggregate amount equal to 0.10% of the outstanding Term Loans on the date hereof of the Consenting Lenders, which shall be fully earned on the date hereof;
(c)    The Credit Parties shall have delivered to the Administrative Agent a fully-executed amendment to the ABL Credit Agreement, in form and substance satisfactory to the Administrative Agent;
(d)    The Credit Parties shall have paid to the Administrative Agent all reasonable and documented out-of-pocket fees, costs and expenses owing to the Administrative Agent and its counsel and invoiced on or prior to the date hereof, including, without limitation, the fees and expenses of Davis Polk & Wardwell LLP, counsel to the Administrative Agent;
(e)    The Consenting Lenders constituting the Required Lenders shall have indicated their consent and agreement by executing this Amendment; and
(f)    After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.
SECTION 6.  Effect on Credit Documents.  The Credit Agreement (as amended hereby) and the other Credit Documents (as amended on the date hereof) shall be and remain in full force and effect in accordance with their terms and hereby are ratified and confirmed in all respects.  Except as expressly set forth herein or in any amendment to any other Credit Document executed or delivered on the date hereof, the execution, delivery, and performance of this Amendment shall not operate as a waiver or an amendment of any right, power, or remedy of the Administrative Agent or any Lender under the Credit Agreement or any other Credit Document, as in effect prior to the date hereof.  Each Credit Party hereby ratifies and confirms in all respects all of its obligations under the Credit Agreement (as amended hereby) and the other Credit Documents to which it is a party.
SECTION 7.  No Novation; Entire Agreement.  This Amendment evidences solely the amendment of the terms and provisions of the obligations of Credit Parties under the Credit Documents and is not a novation or discharge thereof.  There are no other understandings, express or implied, among Credit Parties, the Administrative Agent and the Lenders regarding the subject matter hereof or thereof.
SECTION 8.  Ratification of Obligations, Etc. Each Credit Party hereby ratifies and confirms all of its Obligations to the Administrative Agent and the Lenders and other Secured Creditors, including, without limitation, the Loans, and each Credit Party hereby affirms its absolute and unconditional promise to pay to the Lenders the Loans, the other Obligations, and all other amounts due under the Credit Documents. Each Credit Party hereby confirms that the Obligations are and remain secured pursuant to the Credit Documents and pursuant to all other instruments and documents executed and delivered by the Credit Parties as security for the Obligations.  In furtherance of the foregoing, each of the Credit Parties hereby reaffirms the security interests of the Administrative Agent and the other Secured Creditors in the Collateral.
SECTION 9.   Release of Claims, Etc.  Each Credit Party, for itself and on behalf of any of its Subsidiaries, hereby agrees that (a) no Credit Party has any claim or cause of action against the Administrative Agent, any Lender or any other Secured Creditor (or any of their respective directors, officers, employees, agents assignees, participants, funding sources, predecessors, attorneys, Affiliates and Related Parties) (each individually, an “Released Party” and collectively, the “Released Parties”)

under, in connection with, or related to, the Credit Documents; (b) no Credit Party has any offset right, counterclaim or defense of any kind against any of its respective Obligations, obligations, indebtedness or liabilities to Released Parties under, in connection with, or related to, the Credit Documents; and (c) each Released Party has heretofore properly performed and satisfied in a timely manner all of its obligations to the Credit Parties under, in connection with, or related to, the Credit Documents.  Each Credit Party wishes to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any Released Party’s rights, interests, contracts, collateral security or remedies under, in connection with, or related to, the Credit Documents.  Therefore, each Credit Party unconditionally releases, waives and forever discharges (x) any and all liabilities, obligations, duties, promises or indebtedness of any kind of any Released Party to any Credit Party and (y) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which any Credit Party might otherwise have against the Administrative Agent or any of the other Released Parties, in either case under clause (x) or (y), on account of any past or presently existing condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind under, in connection with, or related to, the Credit Documents.
SECTION 10.  Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles, but including Section 5-1401 of the New York General Obligations Law.
SECTION 11.  Counterparts; Facsimile Transmission.  This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile, pdf or electronic signature shall be as effective as delivery of a manually executed counterpart of this Amendment.
[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
CREDIT PARTIES:	PERFORMANCE SPORTS GROUP LTD.

BAUER HOCKEY CORP.

BAUER HOCKEY, INC.

PERFORMANCE LACROSSE GROUP CORP.

PERFORMANCE LACROSSE GROUP INC.

BAUER PERFORMANCE SPORTS
UNIFORMS CORP.

BAUER PERFORMANCE SPORTS
UNIFORMS INC.

BPS DIAMOND SPORTS CORP.

BPS DIAMOND SPORTS INC.

EASTON BASEBALL / SOFTBALL CORP.

EASTON BASEBALL / SOFTBALL INC.

BPS US HOLDINGS INC.

KBAU HOLDINGS CANADA, INC.

MISSION ITECH HOCKEY, INC.

BPS CANADA INTERMEDIATE CORP.

BAUER HOCKEY RETAIL INC.

BAUER HOCKEY RETAIL CORP.

	By:	/s/ Mark J. Vendetti
	Name:	Mark J. Vendetti
	Title:	EVP, Chief Financial Officer & Treasurer

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement]

BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent

By:	/s/ Ronaldo Naval
Name:	Ronaldo Naval
Title:	Vice President

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement]

55 Loan Strategy Fund a series Trust of Multi Manager Global Investment Trust, as a Lender

By:	BlackRock Financial Management Inc., Its Investment Manager

By:	/s/ Gina Forziati
Name:	Gina Forziati
Title:	Authorized Signatory

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

55 Loan Strategy Fund Series 2 A Series Trust Of Multi Manager Global Investment Trust, as a Lender

By:	BlackRock Financial Management Inc., Its Investment Manager

By:	/s/ Gina Forziati
Name:	Gina Forziati
Title:	Authorized Signatory

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Ace European Group Limited, as a Lender

BY:	BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Gina Forziati
Name:	Gina Forziati
Title:	Authorized Signatory

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

ACE Property & Casualty Insurance Company, as a Lender

BY:	BlackRock Financial Management, Inc., its Investment Advisor

By:	/s/ Gina Forziati
Name:	Gina Forziati
Title:	Authorized Signatory

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Alder Hill Master Fund LP, as a Lender

By:	Alder Hill Management LP, its investment Manager

By:	/s/ Greg Pearson
Name:	Greg Pearson
Title:	Chief Operating Officer

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

AMMC CLO 15, LIMITED, as a Lender

BY:	American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

AMMC CLO 16, LIMITED, as a Lender

By:	American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

AMMC CLO 17, LIMITED, as a Lender

By:	American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

AMMC CLO XI, LIMITED, as a Lender

By:	American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

AMMC CLO XII, LIMITED, as a Lender

By:	American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

AMMC CLO XIV, LIMITED, as a Lender

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

AMMC CLO XIII, LIMITED, as a Lender

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

ANTARES ASSETCO LP, as a Lender as a Lender

By:	Antares Assetco GP LLC
Its:	General Partner

By:	/s/ David Colla
Name:	David Colla
Title:	Duly Authorized Signatory

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Aston Hill Voya Floating Rate Income Fund, as a Lender

By:	Voya Investment Management Co. LLC, as its portfolio advisor

By:	/s/ Chuck E. Lemieux
Name:	Chuck E. Lemieux
Title:	Senior Vice President

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Axis Specialty Limited, as a Lender

By:	Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Chuck E. Lemieux
Name:	Chuck E. Lemieux
Title:	Senior Vice President

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Bank of America, N.A., as a Lender

By:	/s/ Jonathan M. Barnes
Name:	Jonathan M. Barnes
Title:	Vice President

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

BDCM OPPORTUNITY FUND IV, L.P., as a Lender

By:	BDCM Opportunity Fund IV Adviser, L.L.C. Its Investment Manager

By:	/s/ Stephen H. Deckoff
Name:	Stephen H. Deckoff
Title:	Managing Principal

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

BlackRock Floating Rate Income Strategies Fund, Inc., as a Lender

BY:	BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Gina Forziati
Name:	Gina Forziati
Title:	Authorized Signatory

IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

BlackRock Floating Rate Income Trust, as a Lender

By:	BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Gina Forziati
Name:	Gina Forziati
Title:	Authorized Signatory

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

BlackRock Funds II, BlackRock Floating Rate Income Portfolio, as a Lender

By:	BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Gina Forziati
Name:	Gina Forziati
Title:	Authorized Signatory

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

BlackRock Senior Floating Rate Portfolio, as a Lender

By:	BlackRock Investment Management, LLC, its Investment Advisor

By:	/s/ Gina Forziati
Name:	Gina Forziati
Title:	Authorized Signatory

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Catamaran CLO 2014-1 Ltd., as a Lender

By:	Trimaran Advisors, L.L.C.

By:	/s/ Daniel Gilligan
Name:	Daniel Gilligan
Title:	Authorized Signatory

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Golub Capital Partners CLO 14, Ltd.

By:	GC Advisors LLC, as agent

By:	/s/ Christina D. Jamieson
Name:	Christina D. Jamieson
Title:	Designated Signatory

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Golub Capital Partners CLO 15, Ltd.

By:	GC Advisors LLC, as agent

By:	/s/ Christina D. Jamieson
Name:	Christina D. Jamieson
Title:	Designated Signatory

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Golub Capital Partners CLO 19(B), Ltd.

By:	GC Advisors LLC, as agent

By:	/s/ Christina D. Jamieson
Name:	Christina D. Jamieson
Title:	Designated Signatory

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Golub Capital Partners CLO 22(B), Ltd.

By:	GC Advisors LLC, as agent

By:	/s/ Christina D. Jamieson
Name:	Christina D. Jamieson
Title:	Designated Signatory

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Golub Capital Partners CLO 23(B), Ltd.

By:	GC Advisors LLC, as agent

By:	/s/ Christina D. Jamieson
Name:	Christina D. Jamieson
Title:	Designated Signatory

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Golub Capital Partners CLO 26(B), Ltd.

By:	GC Advisors LLC, as agent

By:	/s/ Christina D. Jamieson
Name:	Christina D. Jamieson
Title:	Designated Signatory

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Citi Loan Funding GCPH TRS LLC,

By:	Citibank N.A., as a Lender

By:	/s/ Cynthia Gonzalvo
Name:	Cynthia Gonzalvo
Title:	Director

[_________________], as a Lender

By:
Name:
Title:	]

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Consumer Program Administrators, Inc., as a Lender

By:	BlackRock Financial Management, Inc. its Investment Manager

By:	/s/ Gina Forziati
Name:	Gina Forziati
Title:	Authorized Signatory

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Deutsche Bank (Cayman) Limited, as a Lender
(solely in its capacity as trustee of The Canary Star Trust and its Sub-Trusts) as the Trustee

By:	Deutsche Bank AG New York Branch

By:	/s/ Howard Lee
Name:	Howard Lee
Title:	Assistant Vice President

By:	/s/ Andrew MacDonald
Name:	Andrew MacDonald
Title:	Assistant Vice President

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Dryden XXIII Senior Loan Fund, as a Lender

By:	PGIM, Inc., as Collateral Manager

By:	/s/ Janet Crowe
Name:	Janet Crowe
Title:	Principal

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

[_________________], as a Lender

By:
Name:
Title:	]

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Dryden XXIV Senior Loan Fund, as a Lender

By:	PGIM, Inc., as Collateral Manager

By:	/s/ Janet Crowe
Name:	Janet Crowe
Title:	Principal

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

[_________________], as a Lender

By:
Name:
Title:	]

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Dryden XXV Senior Loan Fund, as a Lender

By:	PGIM, Inc., as Collateral Manager

By:	/s/ Janet Crowe
Name:	Janet Crowe
Title:	Principal

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

[_________________], as a Lender

By:
Name:
Title:	]

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Dryden XXVI Senior Loan Fund, as a Lender

By:	PGIM, Inc., as Collateral Manager

By:	/s/ Janet Crowe
Name:	Janet Crowe
Title:	Principal

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

[_________________], as a Lender

By:
Name:
Title:	]

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Dryden XXVIII Senior Loan Fund, as a Lender

By:	PGIM, Inc., as Collateral Manager

By:	/s/ Janet Crowe
Name:	Janet Crowe
Title:	Principal

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

[_________________], as a Lender

By:
Name:
Title:	]

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Dryden 30 Senior Loan Fund, as a Lender

By:	PGIM, Inc., as Collateral Manager

By:	/s/ Janet Crowe
Name:	Janet Crowe
Title:	Principal

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

[_________________], as a Lender

By:
Name:
Title:	]

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Dryden 31 Senior Loan Fund, as a Lender

By:	PGIM, Inc., as Collateral Manager

By:	/s/ Janet Crowe
Name:	Janet Crowe
Title:	Principal

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

[_________________], as a Lender

By:
Name:
Title:	]

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Dryden 33 Senior Loan Fund, as a Lender

By:	PGIM, Inc., as Collateral Manager

By:	/s/ Janet Crowe
Name:	Janet Crowe
Title:	Principal

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

[_________________], as a Lender

By:
Name:
Title:	]

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Dryden 34 Senior Loan Fund, as a Lender

By:	PGIM, Inc., as Collateral Manager

By:	/s/ Janet Crowe
Name:	Janet Crowe
Title:	Principal

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

[_________________], as a Lender

By:
Name:
Title:	]

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Dryden 36 Senior Loan Fund, as a Lender

By:	PGIM, Inc., as Collateral Manager

By:	/s/ Janet Crowe
Name:	Janet Crowe
Title:	Principal

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

[_________________], as a Lender

By:
Name:
Title:	]

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Dryden 37 Senior Loan Fund, as a Lender

By:	PGIM, Inc., as Collateral Manager

By:	/s/ Janet Crowe
Name:	Janet Crowe
Title:	Principal

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

[_________________], as a Lender

By:
Name:
Title:	]

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Dryden 38 Senior Loan Fund, as a Lender

By:	PGIM, Inc., as Collateral Manager

By:	/s/ Janet Crowe
Name:	Janet Crowe
Title:	Principal

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

[_________________], as a Lender

By:
Name:
Title:	]

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Dryden 40 Senior Loan Fund, as a Lender

By:	PGIM, Inc., as Collateral Manager

By:	/s/ Janet Crowe
Name:	Janet Crowe
Title:	Principal

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

[_________________], as a Lender

By:
Name:
Title:	]

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Dryden 41 Senior Loan Fund, as a Lender

By:	PGIM, Inc., as Collateral Manager

By:	/s/ Janet Crowe
Name:	Janet Crowe
Title:	Principal

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

[_________________], as a Lender

By:
Name:
Title:	]

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Dryden 42 Senior Loan Fund, as a Lender

By:	PGIM, Inc., as Collateral Manager

By:	/s/ Janet Crowe
Name:	Janet Crowe
Title:	Principal

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

[_________________], as a Lender

By:
Name:
Title:	]

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Dryden 43 Senior Loan Fund, as a Lender

By:	PGIM, Inc., as Collateral Manager

By:	/s/ Janet Crowe
Name:	Janet Crowe
Title:	Principal

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

[_________________], as a Lender

By:
Name:
Title:	]

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Dryden 45 Senior Loan Fund, as a Lender

By:	Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Janet Crowe
Name:	Janet Crowe
Title:	Principal

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

[_________________], as a Lender

By:
Name:
Title:	]

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Prudential Investment Portfolios, Inc. 14 -Prudential Floating Rate Income Fund, as a Lender

By:	PGIM, Inc., as Investment Advisor

By:	/s/ Janet Crowe
Name:	Janet Crowe
Title:	Principal

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

[_________________], as a Lender

By:
Name:
Title:	]

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Prudential Bank Loan Fund of the Prudential Trust Company Collective Trust, as a Lender

By:	PGIM, Inc., as investment advisor

By:	/s/ Janet Crowe
Name:	Janet Crowe
Title:	Principal

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

[_________________], as a Lender

By:
Name:
Title:	]

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Pramerica Global Loan Opportunities Limited, as a Lender

By:	PGIM, Inc., as Investment Manager

By:	/s/ Janet Crowe
Name:	Janet Crowe
Title:	Principal

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

[_________________], as a Lender

By:
Name:
Title:	]

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Pramerica Loan Opportunities Limited, as a Lender

By:	PGIM, Inc., as Investment Manager

By:	/s/ Janet Crowe
Name:	Janet Crowe
Title:	Principal

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

[_________________], as a Lender

By:
Name:
Title:	]

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Federated Bank Loan Core Fund, as a Lender

By:	/s/ Steven Wagner
Name:	Steven Wagner
Title:	VP-Sr Analyst/Portfolio Manager

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Fixed Income Opportunities Nero, LLC, as a Lender

By:	BlackRock Financial Management Inc., its Investment Manager

By:	/s/ Gina Forziati
Name:	Gina Forziati
Title:	Authorized Signatory

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Flatiron CLO 2012-1 Ltd., as a Lender

By:	New York Life Investment Management LLC, as Collateral Manager and Attorney-In-Fact

By:	/s/ Robert F. Young
Name:	Robert F. Young
Title:	Senior Director

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

[_____________________] as a Lender

By:
Name:
Title:	]

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Flatiron CLO 2013-1 Ltd. as a Lender

By:	New York Life Investment Management LLC, as Collateral Manager and Attorney-In-Fact

By:	/s/ Robert F. Young
Name:	Robert F. Young
Title:	Senior Director

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

[_____________________] as a Lender

By:
Name:
Title:	]

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Flatiron CLO 2014-1 Ltd. as a Lender

By:	NYL Investors LLC, as Collateral Manager and Attorney-In-Fact

By:	/s/ Robert F. Young
Name:	Robert F. Young
Title:	Senior Director

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

[_____________________] as a Lender

By:
Name:
Title:	]

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Flatiron CLO 2015-1 Ltd. as a Lender

By:	NYL Investors LLC, as Collateral Manager and Attorney-In-Fact

By:	/s/ Robert F. Young
Name:	Robert F. Young
Title:	Senior Director

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

[_____________________] as a Lender

By:
Name:
Title:	]

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

MainStay Floating Rate Fund,
a series of MainStay Funds Trust as a Lender

By:	NYL Investors LLC, its Subadvisor

By:	/s/ Robert F. Young
Name:	Robert F. Young
Title:	Senior Director

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

[_____________________] as a Lender

By:
Name:
Title:	]

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

MainStay VP Floating Rate Portfolio, a series of MainStay VP Funds Trust as a Lender

By:	NYL Investors LLC, its Subadvisor

By:	/s/ Robert F. Young
Name:	Robert F. Young
Title:	Senior Director

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

[_____________________] as a Lender

By:
Name:
Title:	]

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

New York Life Insurance Company as a Lender

By:	/s/ Robert F. Young
Name:	Robert F. Young
Title:	Senior Director

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

[_____________________] as a Lender

By:
Name:
Title:	]

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

New York Life Insurance and Annuity Corporation as a Lender

By:	NYL Investors LLC,
its Investment Manager

By:	/s/ Robert F. Young
Name:	Robert F. Young
Title:	Senior Director

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

[_____________________] as a Lender

By:
Name:
Title:	]

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Flatiron CLO 2012-1 Ltd. as a Lender

By:	New York Life Investment Management LLC, as Collateral Manager and Attorney-In-Fact

By:	/s/ Robert F. Young
Name:	Robert F. Young
Title:	Senior Director

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

[_____________________] as a Lender

By:
Name:
Title:	]

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Flatiron CLO 2013-1 Ltd. as a Lender

By:	New York Life Investment Management LLC, as Collateral Manager and Attorney-In-Fact

By:	/s/ Robert F. Young
Name:	Robert F. Young
Title:	Senior Director

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

[_____________________] as a Lender

By:
Name:
Title:	]

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Flatiron CLO 2014-1 Ltd. as a Lender

By:	NYL Investors LLC, as Collateral Manager and Attorney-In-Fact

By:	/s/ Robert F. Young
Name:	Robert F. Young
Title:	Senior Director

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

[_____________________] as a Lender

By:
Name:
Title:	]

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Flatiron CLO 2015-1 Ltd. as a Lender

By:	NYL Investors LLC, as Collateral Manager and Attorney-In-Fact

By:	/s/ Robert F. Young
Name:	Robert F. Young
Title:	Senior Director

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

[_____________________] as a Lender

By:
Name:
Title:	]

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

MainStay Floating Rate Fund,
a series of MainStay Funds Trust as a Lender

By:	NYL Investors LLC,
its Subadvisor

By:	/s/ Robert F. Young
Name:	Robert F. Young
Title:	Senior Director

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

[_____________________] as a Lender

By:
Name:
Title:	]

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

MainStay VP Floating Rate Portfolio, a series of MainStay VP Funds Trust as a Lender

By:	its Subadvisor

By:	/s/ Robert F. Young
Name:	Robert F. Young
Title:	Senior Director

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

[_____________________] as a Lender

By:
Name:
Title:	]

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

New York Life Insurance Company as a Lender

By:	/s/ Robert F. Young
Name:	Robert F. Young
Title:	Senior Director

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

[_____________________] as a Lender

By:
Name:
Title:	]

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

New York Life Insurance and Annuity Corporation as a Lender

By:	NYL Investors LLC, its Investment Manager

By:	/s/ Robert F. Young
Name:	Robert F. Young
Title:	Senior Director

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

[_____________________] as a Lender

By:
Name:
Title:	]

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Golub Capital Partners CLO 14, Ltd.

By:	GC Advisors LLC, as agent

By:	/s/ Christina D. Jamieson
Name:	Christina D. Jamieson
Title:	Designated Signatory

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Golub Capital Partners CLO 15, Ltd.

By:	GC Advisors LLC, as agent

By:	/s/ Christina D. Jamieson
Name:	Christina D. Jamieson
Title:	Designated Signatory

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Golub Capital Partners CLO 19(B), Ltd.

By:	GC Advisors LLC, as agent

By:	/s/ Christina D. Jamieson
Name:	Christina D. Jamieson
Title:	Designated Signatory

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Golub Capital Partners CLO 22(B), Ltd.

By:	GC Advisors LLC, as agent

By:	/s/ Christina D. Jamieson
Name:	Christina D. Jamieson
Title:	Designated Signatory

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Golub Capital Partners CLO 23(B), Ltd.

By:	GC Advisors LLC, as agent

By:	/s/ Christina D. Jamieson
Name:	Christina D. Jamieson
Title:	Designated Signatory

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Golub Capital Partners CLO 26(B), Ltd.

By:	GC Advisors LLC, as agent

By:	/s/ Christina D. Jamieson
Name:	Christina D. Jamieson
Title:	Designated Signatory

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Citi Loan Funding GCPH TRS LLC,

By:	Citibank N.A. as a Lender

By:	/s/ Cynthia Gonzalvo
Name:	Cynthia Gonzalvo
Title:	Director
[____________________], as a Lender

By:
Name:
Title:	]

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

The Hartford World Bond Fund, as a Lender

By:	Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Donna Sirianni
Name:	Donna Sirianni
Title:	Vice President

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Christian Super as a Lender

By:	SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	Executive Vice President

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Health Employees Superannuation Trust Australia as a Lender

By:	SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	Executive Vice President

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Jackson Mill CLO, Ltd. as a Lender

By:	SHENKMAN CAPITAL MANAGEMENT, INC., as Collateral Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	Executive Vice President

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Jefferson Mill CLO, Ltd. as a Lender

By:	SHENKMAN CAPITAL MANAGEMENT, INC., as Collateral Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	Executive Vice President

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Kentucky Teachers’ Retirement System Insurance Trust Fund as a Lender

By:	SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	Executive Vice President

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Teachers’ Retirement System of the State of Kentucky as a Lender

By:	SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	Executive Vice President

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Providence Health & Services Investment Trust (Bank Loans Portfolio) as a Lender

By:	SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	Executive Vice President

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Texas PrePaid Higher Education Tuition Board as a Lender

By:	SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Adviser

By:	/s/ Justin Slatky
Name:	Justin Slatky
Title:	Executive Vice President

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Hull Street CLO, Ltd., as a Lender

By:	/s/ Scott D’Orsi
Name:	Scott D’Orsi
Title:	Portfolio Manager

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

KITTY HAWK CLO 2015-1 LLC

By:	Guggenheim Partners Investment Management, LLC, as Collateral Manager

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-In-Fact

ZIGGURAT CLO LTD.

By:	Guggenheim Partners Investment Management, LLC, as Asset Manager

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-In-Fact

ZILUX SENIOR LOAN FUND

By:	Guggenheim Partners Investment Management, LLC, as Investment Manager

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-In-Fact

PENSIONDANMARK PENSIONSFORSIKRINGSAKTIESELSKAB

By:	Guggenheim Partners Investment Management, LLC, as Investment Manager

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-In-Fact

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

NZC GUGGENHEIM MASTER FUND LIMITED

By:	Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-In-Fact

GUGGENHEIM STRATEGIC STRATEGIC OPPORTUNITIES FUND

By:	Guggenheim Partners Investment Management, LLC, as Investment Manager

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-In-Fact

IAM NATIONAL PENSION FUND

By:	Guggenheim Partners Investment Management, LLC, as Advisor

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-In-Fact

CITY OF NEW YORK GROUP TRUST

THE COMPTROLLER OF THE CITY OF NEW YORK

By:	Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-In-Fact

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

THE SOCIETY INCORPORATED BY LLOYD’S ACT 1871 BY THE NAME OF LLOYD’S

By:	Guggenheim Partners Investment Management, LLC, as Investment Manager

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-In-Fact

GUGGENHEIM CREDIT ALLOCATION FUND

By:	Guggenheim Partners Investment Management, LLC, as Sub-Advisor

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-In-Fact

FIRST AMERICAN TITLE INSURANCE COMPANY

By:	Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-In-Fact

DAVINCI REINSURANCE LTD.

By:	Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-In-Fact

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

MAVERICK ENTERPRISES, INC

By:	Guggenheim Partners Investment Management, LLC, as Investment Manager

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-In-Fact

CLC LEVERAGED LOAN TRUST

BY:	CHALLANGER LIFE NOMINEES PTY LIMITED AS TRUSTEE

By:	Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-In-Fact

HAMILTON FINANCE LLC

By:	Guggenheim Partners Investment Management, LLC, as Sub-Advisor

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-In-Fact

SWISS CAPITAL PRO LOAN III PLC

By:	Guggenheim Partners Investment Management, LLC, as Investment Advisor

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-In-Fact

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

BLUE CROSS AND BLUE SHIELD OF FLORIDA, INC

By:	Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-In-Fact

GUGGENHEIM U.S. LOAN FUND III

By:	Guggenheim Partners Investment Management, LLC, as Investment Manager

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-In-Fact

NZCG FUNDING LTD,

By:	Guggenheim Partners Investment Management, LLC, as Collateral Manager

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-In-Fact

GUGGENHEIM LOAN MASTER FUND, LTD.

By:	Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-In-Fact

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

DELTA MASTER TRUST

By:	Guggenheim Partners Investment Management, LLC, as Investment Manager

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-In-Fact

SONOMA COUNTY EMPLOYEES’ RETIREMENT ASSOCIATION

By:	Guggenheim Partners Investment Management, LLC, as Investment Manager

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-In-Fact

INDIANA UNIVERSITY HEALTH, INC.

By:	Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-In-Fact

GUGGENHEIM U.S. LOAN FUND II

By:	Guggenheim Partners Investment Management, LLC, as Investment Manager

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-In-Fact

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

ENDURANCE INVESTMENT HOLDINGS LTD.

By:	Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ Kevin Robinson
Name:	Kevin Robinson
Title:	Attorney-In-Fact

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Invesco Advantage Bond Fund, as a Lender

By:	Invesco Canada Ltd., in its capacity as the manager of Invesco Advantage Bond Fund

By:	/s/ Albert Ngo
Name:	Albert Ngo
Title:	Vice President

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Trimark Global Balanced Fund, as a Lender

By:	Invesco Canada Ltd., in its capacity as the manager of Trimark Global Balanced Fund

By:	/s/ Albert Ngo
Name:	Albert Ngo
Title:	Vice President

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Trimark Global Balanced Class, as a Lender

By:	Invesco Canada Ltd., in its capacity as the manager of Invesco Corporate Class Inc.(for its Trimark Global Balanced Class).

By:	/s/ Albert Ngo
Name:	Albert Ngo
Title:	Vice President

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Invesco Floating Rate Income Fund, as a Lender

By:	Invesco Canada Ltd., in its capacity as the manager of Invesco Floating Rate Income Fund

By:	/s/ Albert Ngo
Name:	Albert Ngo
Title:	Vice President

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Invesco Canadian Bond Fund, as a Lender

By:	Invesco Canada Ltd., in its capacity as the manager of Invesco Canadian Bond Fund

By:	/s/ Albert Ngo
Name:	Albert Ngo
Title:	Vice President

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Ironshore Inc., as a Lender

BY:	BlackRock Financial Management, Inc., its Investment Advisor

By:	/s/ Gina Forziati
Name:	Gina Forziati
Title:	Authorized Signatory

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

JPMBI re Blackrock Bankloan Fund, as a Lender

BY:	BlackRock Financial Management Inc., as Sub-Advisor

By:	/s/ Gina Forziati
Name:	Gina Forziati
Title:	Authorized Signatory

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Loomis Sayles CLO II, LTD,, as a Lender

BY:	Loomis, Sayles & Company, L.P., Its Collateral Manager
Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President, Legal and Compliance Analyst

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Magnetite IX, Limited, as a Lender

BY:	BlackRock Financial Management, Inc., its Collateral Manager

By:	/s/ Gina Forziati
Name:	Gina Forziati
Title:	Authorized Signatory

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Magnetite VI, Limited, as a Lender

BY:	BlackRock Financial Management, Inc., its Collateral Manager

By:	/s/ Gina Forziati
Name:	Gina Forziati
Title:	Authorized Signatory

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Magnetite VII, Limited, as a Lender

BY:	BlackRock Financial Management Inc., Its Collateral Manager

By:	/s/ Gina Forziati
Name:	Gina Forziati
Title:	Authorized Signatory

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Magnetite VIII, Limited, as a Lender

BY:	BlackRock Financial Management Inc., Its Collateral Manager

By:	/s/ Gina Forziati
Name:	Gina Forziati
Title:	Authorized Signatory

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Magnetite XII, LTD., as a Lender

BY:	BlackRock Financial Management, Inc., its Collateral Manager

By:	/s/ Gina Forziati
Name:	Gina Forziati
Title:	Authorized Signatory

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Magnetite XIV, Limited, as a Lender

By:	BlackRock Financial Management, Inc., its Collateral Manager

By:	/s/ Gina Forziati
Name:	Gina Forziati
Title:	Authorized Signatory

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Magnetite XVI, Limited, as a Lender

By:	BlackRock Financial Management, Inc., as Portfolio Manager

By:	/s/ Gina Forziati
Name:	Gina Forziati
Title:	Authorized Signatory

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Medtronic Holding Switzerland GMBH, as a Lender

By:	Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Chuck E. Lemieux
Name:	Chuck E. Lemieux
Title:	Senior Vice President

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

NEW MEXICO STATE INVESTMENT COUNCIL, as a Lender

BY:	Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Chuck E. Lemieux
Name:	Chuck E. Lemieux
Title:	Senior Vice President

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

NN (L) Flex - Senior Loans, as a Lender

BY:	Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Chuck E. Lemieux
Name:	Chuck E. Lemieux
Title:	Senior Vice President

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Note Funding 1892, LLC, as a Lender

By:	/s/ Anthony Minella
Name:	Anthony Minella
Title:	Manager

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

[_____________________], as a Lender

By:
Name:
Title:	]

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Ocean Trails CLO IV, as a Lender

By:	West Gate Horizons Advisors LLC, as Asset Manager

By:	/s/ Cheryl Wasilewski
Name:	Cheryl Wasilewski
Title:	Director

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Permanens Capital Floating Rate Fund LP, as a Lender

BY:	BlackRock Financial Management Inc., Its Sub-Advisor

By:	/s/ Gina Forziati
Name:	Gina Forziati
Title:	Authorized Signatory

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Regatta II Funding LP, as a Lender

By:	Napier Park Global Capital (US) LP Attorney-in-fact

By:	/s/ Melanie Hanlon
Name:	Melanie Hanlon
Title:	Managing Director

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Regatta III Funding Ltd, as a Lender

By:	Napier Park Global Capital (US) LP Attorney-in-fact

By:	/s/ Melanie Hanlon
Name:	Melanie Hanlon
Title:	Managing Director

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Regatta IV Funding Ltd, as a Lender

By:	Napier Park Global Capital (US) LP Attorney-in-fact

By:	/s/ Melanie Hanlon
Name:	Melanie Hanlon
Title:	Managing Director

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Regatta V Funding Ltd, as a Lender

By:	Napier Park Global Capital (US) LP Attorney-in-fact

By:	/s/ Melanie Hanlon
Name:	Melanie Hanlon
Title:	Managing Director

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Regatta VI Funding Ltd, as a Lender

By:	Regatta Loan Management LLC its Collateral Manager

By:	/s/ Melanie Hanlon
Name:	Melanie Hanlon
Title:	Managing Director

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Salem Fields CLO Ltd., as a Lender

By:	/s/ Adam Kaiser
Name:	Adam Kaiser
Title:	Attorney-In-Fact

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Scor Global Life Americas Reinsurance Company, as a Lender

BY:	BlackRock Financial Management, Inc., its Investment Manager

By:	/s/ Gina Forziati
Name:	Gina Forziati
Title:	Authorized Signatory

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

SOUND HARBOR LOAN FUND 2014-1 LTD.
By Sound Harbor Partners LLC, as Manager

By:	/s/ Thomas E. Bancroft
Name:	Thomas E. Bancroft
Title:	Portfolio Manager

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Sound Point CLO V, Ltd.

By:	Sound Point Capital Management LP, as Collateral Manager

By:	/s/ Dwayne Weston
Name:	Dwayne Weston
Title:	Authorized Signatory

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:	]

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Staniford Street CLO, Ltd., as a Lender

By:	/s/ Scott D’Orsi
Name:	Scott D’Orsi
Title:	Portfolio Manager

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Steele Creek CLO 2014-1, LTD, as a Lender

By:	/s/ Michael Audino
Name:	Michael Audino
Title:	Senior Analyst

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Steele Creek CLO 2015-1, LTD, as a Lender

By:	/s/ Michael Audino
Name:	Michael Audino
Title:	Senior Analyst

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Steele Creek CLO 2016-1, Ltd, as a Lender

By:	/s/ Michael Audino
Name:	Michael Audino
Title:	Senior Analyst

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

UnitedHealthcare Insurance Company, as a Lender

By:	BlackRock Financial Management Inc.; its investment manager

By:	/s/ Gina Forziati
Name:	Gina Forziati
Title:	Authorized Signatory

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Venture XI CLO, Limited, as a Lender

BY:	its investment advisor, MJX Asset Management, LLC

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Portfolio Manager

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

VENTURE XII CLO, Limited, as a Lender

BY:	its investment advisor MJX Asset Management LLC

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Portfolio Manager

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

VENTURE XIII CLO, Limited, as a Lender

BY:	its Investment Advisor MJX Asset Management LLC

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Portfolio Manager

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Venture XVII CLO Limited, as a Lender

BY:	its investment advisor, MJX Asset Management, LLC

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Portfolio Manager

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Venture XVIII CLO, Limited, as a Lender

By:	its investment advisor MJX Asset Management LLC

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Portfolio Manager

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Venture XXII CLO Limited, as a Lender

By:	its investment advisor MJX Asset Management

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Portfolio Manager

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Voya CLO 2012-2, Ltd., as a Lender

BY:	Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Chuck E. Lemieux
Name:	Chuck E. Lemieux
Title:	Senior Vice President

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Voya CLO 2012-3, Ltd., as a Lender

BY:	Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Chuck E. Lemieux
Name:	Chuck E. Lemieux
Title:	Senior Vice President

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Voya CLO 2012-4, Ltd., as a Lender

BY:	Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Chuck E. Lemieux
Name:	Chuck E. Lemieux
Title:	Senior Vice President

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Voya CLO 2013-1, Ltd., as a Lender

BY:	Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Chuck E. Lemieux
Name:	Chuck E. Lemieux
Title:	Senior Vice President

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Voya CLO 2013-2, Ltd., as a Lender

BY:	Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Chuck E. Lemieux
Name:	Chuck E. Lemieux
Title:	Senior Vice President

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Voya CLO 2013-3, Ltd., as a Lender

BY:	Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Chuck E. Lemieux
Name:	Chuck E. Lemieux
Title:	Senior Vice President

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Voya CLO 2014-1, Ltd., as a Lender

BY:	Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Chuck E. Lemieux
Name:	Chuck E. Lemieux
Title:	Senior Vice President

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Voya CLO 2014-2, Ltd., as a Lender

BY:	Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Chuck E. Lemieux
Name:	Chuck E. Lemieux
Title:	Senior Vice President

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Voya CLO 2014-3, Ltd., as a Lender

BY:	Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Chuck E. Lemieux
Name:	Chuck E. Lemieux
Title:	Senior Vice President

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Voya CLO 2014-4, Ltd., as a Lender

BY:	Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Chuck E. Lemieux
Name:	Chuck E. Lemieux
Title:	Senior Vice President

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Voya CLO 2015-1, Ltd., as a Lender

By:	Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Chuck E. Lemieux
Name:	Chuck E. Lemieux
Title:	Senior Vice President

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Voya CLO 2015-2, Ltd., as a Lender

By:	Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Chuck E. Lemieux
Name:	Chuck E. Lemieux
Title:	Senior Vice President

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Voya CLO 2015-3, Ltd., as a Lender

By:	Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Chuck E. Lemieux
Name:	Chuck E. Lemieux
Title:	Senior Vice President

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Voya CLO 2016-1, Ltd., as a Lender

By:	Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Chuck E. Lemieux
Name:	Chuck E. Lemieux
Title:	Senior Vice President

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Voya Credit Opportunities Master Fund, as a Lender

By:	Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Chuck E. Lemieux
Name:	Chuck E. Lemieux
Title:	Senior Vice President

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Voya Floating Rate Fund, as a Lender

BY:	Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Chuck E. Lemieux
Name:	Chuck E. Lemieux
Title:	Senior Vice President

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Voya Investment Trust Co. Plan for Common Trust Funds - Voya Senior Loan Common Trust Fund, as a Lender

BY:	Voya Investment Trust Co. as its trustee

By:	/s/ Chuck E. Lemieux
Name:	Chuck E. Lemieux
Title:	Senior Vice President

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Voya Investment Trust Co. Plan for Employee Benefit Investment Funds - Voya Senior Loan Trust Fund, as a Lender

BY:	Voya Investment Trust Co. as its trustee

By:	/s/ Chuck E. Lemieux
Name:	Chuck E. Lemieux
Title:	Senior Vice President

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Voya Strategic Income Opportunities Fund, as a Lender

By:	Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Chuck E. Lemieux
Name:	Chuck E. Lemieux
Title:	Senior Vice President

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Wellington Trust Company, National Association Multiple Common Trust Funds Trust- Opportunistic Fixed Income Allocation Portfolio, as a Lender

By:	Wellington Management Company, LLP as its Investment Advisor

By:	/s/ Donna Sirianni
Name:	Donna Sirianni
Title:	Vice President

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

West CLO 2013-1 Ltd., as a Lender

By:	/s/ Joanna Willars
Name:	Joanna Willars
Title:	Vice President, Analyst

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

West CLO 2014-1 Ltd., as a Lender

By:	/s/ Joanna Willars
Name:	Joanna Willars
Title:	Vice President, Authorized Signatory

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

West CLO 2014-2 Ltd., as a Lender

By:	/s/ Joanna Willars
Name:	Joanna Willars
Title:	Vice President, Analyst

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

WM Pool - High Yield Fixed Interest Trust, as a Lender

By:	Loomis, Sayles & Company, L.P., its Investment Manager

By:	Loomis, Sayles & Company, Incorporated, its General Partner

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President, Legal and Compliance Analyst

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]

Yellowstone Trading, LLC, as a Lender

By:	SunTrust Bank, as manager

By:	/s/ Karen Welch
Name:	Karen Welch
Title:	Vice President

[IF ADDITIONAL SIGNATURE BLOCK REQUIRED:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Term Loan Credit Agreement – Performance Sports Group Ltd.]